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                                                                    EXHIBIT 10.4

                                   GUARANTY

     This GUARANTY (this "Guaranty") is made as of December __, 2000 by SIZZLER INTERNATIONAL, INC., a Delaware corporation ("Guarantor"), for the benefit of HELLER FINANCIAL LEASING, INC., a Delaware corporation, and its successors and assigns ("Lender"). Capitalized terms used herein and not otherwise defined shall have the same meaning as provided in that certain Loan and Security Agreement of even date herewith between the Person(s) listed on Schedule 1 hereto (if more than one, collectively, the "Borrower") and Lender, as it may be amended or modified from time to time (the "Loan Agreement").

                             PRELIMINARY STATEMENT

     Guarantor is an Affiliate of the Borrower which has executed and delivered the Loan Agreement, a Promissory Note or Notes, a Mortgage or Mortgages, and the Loan Documents dated as of the date hereof to Lender.

     The Loan is more fully described on Schedule 2 and Guarantor has requested that Lender make the Loan for business purposes.

     Lender's willingness to make the Loan to the Borrower is expressly conditioned on Guarantor entering into this Guaranty.

     Guarantor will benefit from Lender's making the Loan to the Borrower.

     NOW, THEREFORE, the parties agree as follows:

                                   AGREEMENT

     1.  Guaranty of Each Borrower's Obligations to Lender. In order to induce
         -------------------------------------------------
Lender to make the Loan to the Borrower, Guarantor irrevocably, absolutely and unconditionally guarantees to Lender the prompt and unconditional payment when due of all of Borrower's Obligations. This Guaranty is in full force and effect on the date hereof and shall constitute an independent obligation enforceable by Lender.

     It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Notes, the Mortgages or the other Loan Documents, a copy of each of said documents Guarantor hereby acknowledges having received and reviewed.
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     2.  Time When the Obligations are Due. For purposes of this Guaranty, the
         ---------------------------------
Obligations of any Borrower are deemed due as and when provided in the Loan Documents. Guarantor agrees that no notice is required by Lender of any kind in order to enforce this Guaranty. Lender's delay or failure to give any default notice shall not discharge, release, modify, reduce or impair Guarantor's obligations under this Guaranty or the rights of and remedies available to Lender. Guarantor agrees that any delay or default by Guarantor in making any payment required hereunder for any reason whatsoever is a default by Guarantor of its obligations under this Guaranty.

     3.  Nature of Obligations. This Guaranty is a guarantee of payment and not
         ---------------------
a guarantee of performance. The obligations of Guarantor to make payments to Lender under this Guaranty are direct and primary obligations which shall not be discharged for any reason until Lender has been paid in full. Guarantor understands and agrees that Lender may, but is not required to, proceed against Guarantor under this Guaranty without first or ever proceeding against any other Person or party or any Collateral or any Property. Without limiting the generality of the foregoing, the obligations of Guarantor shall remain in force irrespective of (a) any defect in, or invalidity, illegality or unenforceability of any of the Loan Documents or any defense which any Borrower may have with respect thereto, (b) any claim, defense or offset which any Borrower or Guarantor may have, (c) the existence or absence of any legal action to enforce the Loan Documents or any security therefor, the issuance of any judgment therefor or the execution of any such judgment, or (d) the death, dissolution or termination of any Borrower or Guarantor or any other circumstance which might otherwise constitute a defense available to or discharge of a guarantor or surety of any type. No representation or warranty is made by Lender (or any of its Affiliates, agents or representatives) (w) that Lender will pursue any Borrower on any delinquent loans at all; in its sole discretion, Lender may look solely to Guarantor under this Guaranty, (x) that any amounts will be recovered on the Obligations, (y) that amounts recovered on the Obligations or other moneys will be actually received by Lender and held by Lender for such credit or payment or (z) that, to the extent, if any, that such moneys are so received and held by Lender, such monies will be sufficient to reimburse or indemnify Guarantor for amounts paid under this Guaranty. EXCEPT AS SET FORTH IN THIS PARAGRAPH, GUARANTOR HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT ANY RIGHT OF SET OFF AND ANY CLAIM (AS DEFINED IN 11 U.S.C. SECTION 101), INCLUDING, WITHOUT LIMITATION, ANY CLAIM OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNIFICATION, THAT GUARANTOR MAY NOW OR HEREAFTER MAY HAVE AGAINST LENDER, ITS AFFILIATES, STOCKHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND REPRESENTATIVES AND ANY BORROWER, OR ANY SECURITY HELD BY OR AVAILABLE TO LENDER FROM ANY BORROWER OR FOR THE OBLIGATIONS OR THE PAYMENT THEREOF BECAUSE OF ANY PAYMENTS OR TRANSFERS MADE BY GUARANTOR OR ANY PAYMENT OR TRANSFER WHICH GUARANTOR IS OBLIGATED TO MAKE, FOR ANY REASON. The provisions of this paragraph are for the benefit of Lender, its affiliates, stockholders, officers, directors, employees, agents and representatives, may be specifically and separately enforced by each such Person, and shall survive indefinitely.

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     GUARANTOR HEREBY SPECIFICALLY AGREES THAT GUARANTOR SHALL NOT BE RELEASED
FROM LIABILITY HEREUNDER BY ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER, ANY BORROWER OR ANY OF THEIR RESPECTIVE AFFILIATES, EMPLOYEES, AGENTS OR REPRESENTATIVES, INCLUDING WITHOUT LIMITATION, A NON-JUDICIAL SALE OF COLLATERAL UNDER ANY LOAN DOCUMENT, MORTGAGE OR DEED OF TRUST THAT WOULD AFFORD A BORROWER OR A GUARANTOR A DEFENSE BASED UPON THE LAWS (INCLUDING THE ANTI-DEFICIENCY
LAWS) OF ANY STATE. GUARANTOR EXPRESSLY WAIVES (i) ANY DEFENSE TO THE RECOVERY OF A DEFICIENCY AGAINST BORROWER OR GUARANTOR HEREUNDER AFTER SUCH NON-JUDICIAL SALE, NOTWITHSTANDING THAT SUCH SALE MAY RESULT IN A LOSS BY GUARANTOR OF THE RIGHT TO RECOVER FROM THE BORROWER OF ANY SUCH DEFICIENCY, (ii) ALL SURETYSHIP DEFENSES THAT IT WOULD OTHERWISE HAVE UNDER THE LAWS OF ANY JURISDICTION. WITHOUT LIMITING THE FOREGOING, GUARANTOR UNDERSTANDS THAT IN THE ABSENCE OF THE WAIVERS MADE HEREIN, INCLUDING THOSE MADE IN THIS PARAGRAPH, GUARANTOR MIGHT HAVE A DEFENSE AGAINST AN ACTION BY LENDER TO RECOVER A DEFICIENCY FROM GUARANTOR HEREUNDER FOLLOWING A NON-JUDICIAL FORECLOSURE SALE OF REAL PROPERTY OR OTHER COLLATERAL SECURING THE LOAN, AND GUARANTOR IS SPECIFICALLY WAIVING THESE DEFENSES AND ALL OTHER DEFENSES. Guarantor expressly agrees that Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any Mortgage or security interest securing any of the Obligations, whether or not the liability of any Borrower with respect to any of the Obligations for such deficiency is discharged pursuant to statute or judicial decision.

     The Guarantor hereby waives all of the following: (1) the Guarantor's rights of subrogation, reimbursement, indemnification, and contribution; (2) any rights or defenses the Guarantor may have in respect of the Guarantor's obligations as a guarantor by reason of any election of remedies of the Lender;
(3) any rights or defenses the Guarantor may have because the Borrower's note or other obligation is secured by real property or an estate for years. The Guarantor hereby waives all rights and defenses that the Guarantor may have because the Borrower's debt is secured by real property. This means, among other things: (1) Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; (2) If the Lender forecloses on any real property collateral pledged by the Borrower: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) the Lender may collect from the Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower's debt is secured by real property.

     4. Guarantor's Waivers. Except to the extent required by law and to the extent such requirement cannot be waived, Guarantor (a) waives notice

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of acceptance of this Guaranty and notice of any liability to which it may apply, (b) waives grace, diligence, presentment, demand of payment, protest, notice of any kind (including disclosure of facts which materially increase risks, notice of protest, acceptance, liability, suit, demand or action, dishonor, payment or nonpayment, protest, intention to accelerate or acceleration, extensions, or renewal), surety defenses of any kind (including defenses relating to impairment, recourse, release or modification of underlying obligation, extension of time, impairment of collateral or nondisclosure) and diligence in collecting and bringing suit against any party, and (c) WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS GUARANTY OR THE OBLIGATIONS GUARANTEED HEREBY AND, BY ITS ACCEPTANCE HEREOF, LENDER ALSO WAIVES ANY AND ALL SUCH RIGHTS TO TRIAL BY JURY. GUARANTOR ALSO WAIVES ANY RIGHTS IT, BORROWER, ANY OTHER GUARANTOR OR ANY OTHER PERSON MAY NOW OR HEREAFTER HAVE TO AN APPRAISAL OF ANY SECURITY OR COLLATERAL FOR EACH BORROWER'S OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY SUCH RIGHTS PROVIDED BY STATUTE. Guarantor acknowledges that the transaction of which this Guaranty is a part is a commercial transaction and waives its rights to notice and hearing under state or federal law with respect to any prejudgment remedy which Lender may desire to use.

     5.  Additional Agreements of Guarantor. Guarantor understands and agrees
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that Lender may take any of the following actions, at any time or from time to time without any notice, consent, terms or conditions and in whole or in part, without incurring any responsibility to Guarantor, and without impairing, reducing, modifying, amending, releasing or discharging the obligations of
Guarantor: (a) modify, amend, increase, extend or renew any of the Obligations or any security therefor and this Guaranty will apply to the Obligations so modified, amended, increased, extended or renewed; (b) fail to record, perfect or protect, or sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, from time to time, any property or Person whatsoever at any time securing or guaranteeing the Obligations or liabilities incurred directly or indirectly in respect thereof or in connection with this Guaranty, or in respect of any offset against said Obligations or liabilities, (c) exercise or refrain from exercising any rights against Guarantor or any other Person (including any guarantor) or otherwise act or refrain from acting, (d) settle or compromise any of the Obligations, any security therefor or any liability incurred directly or indirectly in respect thereof or in connection with this Guaranty, and may subordinate the payment (or right to payment) of all or any part of the Obligations to the payment of any other liability (whether due or not) of any Borrower to any Person (including Lender and its Affiliates), (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to Lender regardless of what liability or liabilities of such Borrower remain unpaid, provided that payments by the Guarantor pursuant to this Guaranty shall be applied to its obligations hereunder, but in such order as Lender may determine, and (f) consent to or waive any breach of any act, omission or default under, or modify or amend any provision of, the Loan Documents.

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     6.  Amounts Reclaimed. Guarantor understands that one or more claims may be
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made upon Lender for repayment or recovery of any amount received on account of any of the Obligations and that Lender may be required to repay (or otherwise satisfy the recovery of) all or part of said amount by reason of (a) any judgment, decree or order of any court, administrative body or trustee in bankruptcy (or other person acting on behalf of any person or its estate), or
(b) any settlement or compromise of any such claim effected by Lender with any such claimant (including any Borrower). Guarantor agrees that in such event any such judgment, decree, order, settlement or compromise will be binding upon Guarantor, notwithstanding any cancellation of the Loan Documents or this Guaranty and that Guarantor will be and remain liable to Lender under this Guaranty for the amount so repaid or recovered to the same extent as if such amount had never been received by Lender. The provisions of this paragraph shall survive indefinitely.

     7.  Interest. If Guarantor fails to make when due any payment required to
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be made by it under this Agreement (a "Payment"), then, to the extent permitted by law, such Payment shall bear interest from the due date thereof until paid at the Default Rate. Guarantor agrees to pay interest accrued hereunder in respect of any Payment on demand. All calculations of interest hereunder will be made on the actual number of days elapsed on the basis of 360-day year of twelve 30-day months, but in no event shall calculations result in Lender contracting for, charging or receiving interest in excess of the maximum amount permitted by applicable law.

     8.  Information. Guarantor will promptly furnish to Lender copies of its
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10-Q and 10-K filings with the Securities and Exchange Commission and such other regularly prepared information regarding its business affairs and financial condition as Lender may from time to time reasonably request.

     9.  Representations, Warranties and Agreements. Guarantor makes the
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following representations, warranties and agreements which survive the execution and delivery of this Guaranty:

     9.1 Organizational Status and Power. Guarantor:
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         (a) if it is a corporation, limited liability company, partnership or other legal entity, is and will continue to be, duly organized, validly existing and in good standing under the law of its jurisdiction of organization and qualified as a foreign entity and in good standing in each jurisdiction where such qualification is required or appropriate in connection with the conduct of Guarantor's business or the performance of its obligations under this Guaranty and the other Loan Documents to which it is party, and

         (b) has the power and/or legal right to own its assets, to conduct its business as now conducted, and to enter into and perform the provisions of this Guaranty and the other Loan Documents to which it is party.

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     9.2  Legality. The entering into and performance by Guarantor of this
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Guaranty and the other Loan Documents to which it is party:

          (a) if it is a corporation, limited liability company, partnership or other legal entity, has been duly authorized by all necessary corporate, stockholder, member, partner and other action, and

          (b) does not contravene any existing law or any legal order applicable to, or license or permit granted to Guarantor, or any agreement or instrument to which Guarantor is a party or to which it or any of its assets is subject, or, if it is an entity, any provision of Guarantor's certificate of incorporation, by-laws, operating agreement, partnership agreement or organizational papers.

     9.3  Solvency, Binding Effect and Enforceability. Guarantor is (and, after
          -------------------------------------------
giving effect to this Guaranty, will be) solvent. This Guaranty and the other Loan Documents to which Guarantor is a party are the legal, valid and binding obligation of Guarantor enforceable in accordance with their terms.

     9.4  Rights of Contribution. Each Guarantor hereby agrees, as between
          ----------------------
themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any of the Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the assets, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) made by such Excess Funding Guarantor in respect of such Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Guaranty and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

     For purposes of this Section, (i) "Excess Funding Guarantor" shall mean, in respect of any of the Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Obligations, (ii) "Excess Payment" shall mean, in respect of any Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Obligations, and (iii) "Pro Rata Share" shall mean, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate fair saleable value of all assets of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all assets of the Borrower and all of Guarantors hereunder exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of Guarantors

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hereunder) of the Borrower and all of Guarantors as of the date hereof. If any entity becomes a Guarantor hereunder subsequent to the date hereof, then for purposes of this Section such subsequent Guarantor shall be deemed to have been a Guarantor as of the date hereof and the aggregate present fair saleable value of its assets and the amount of the debts and liabilities, of such Guarantor as of the date hereof shall be deemed to be equal to such value and amount on the date such Guarantor becomes a Guarantor hereunder.

     9.5  General Limitation on Guaranty Obligations. In any action or
          ------------------------------------------
proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under the terms of this Guaranty would otherwise, taking into account the provisions of Section 9.4 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under the terms of this Guaranty, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, Lender or any other person or entity, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     9.6  No Representation or Warranty. Guarantor acknowledges and agrees that
          -----------------------------
neither Lender nor any Borrower, nor any of their respective affiliates, agents or representatives has made or is required to have made and no such Person is making or shall be deemed to have made or shall have any duty to make or be required to make any representations, warranties or disclosure with respect to the Guaranty, including any representation, warranty or disclosure concerning the financial condition of any Borrower or the ability of any Borrower to perform its Obligations.

     9.7  Financial Statements; No Adverse Change.
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          (a) All Financial Statements of the Guarantor heretofore furnished to the Lender and/or the Franchisor are consistent with the books and records of the Guarantor including all such books and records maintained with respect to the operation of the Sites, and are complete and correct in all material respects and fairly present the financial condition of the Guarantor (as the case may be) on the relevant dates therein indicated.

          (b) Since the date of the most recent Financial Statements of the Guarantor furnished to the Lender prior to the Closing Date, no material adverse change has occurred in the properties, business, prospects, operations or condition (financial or otherwise) of the Guarantor or the Sites.

     9.8  No Proceeding or Litigation. No litigation, investigation or
          ---------------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Guarantor, threatened

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against or affecting, the Guarantor, or against or affecting, any of its properties, rights, revenues or assets or any portion of the Sites.

     9.9   No Default. The Guarantor is not in default in any material respect
           ----------
under or with respect to any contractual obligation, and no notice of default has been given to the Guarantor under any such contractual obligations.

     9.10  Accuracy of Information. All reports, statements and financial data,
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and other information furnished (or hereafter furnished) by Guarantor to Lender, its agents or representatives hereunder or in connection with the Loan Application and the Obligations, are (and shall be on the date so furnished) true, complete and correct and do not fail to state any facts which would make any such information misleading.

     9.11  Notice of Material Events. Guarantor shall promptly inform Lender in
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writing of any of the following:

           (a) any Event of Default, or default or breach by the Guarantor of any obligation under any loan document, or the occurrence or existence of any event or circumstance that Guarantor reasonably expects will, with the passage of time, become an Event of Default, or such a default or breach by the Guarantor;

           (b) any material change in accounting policies or financial reporting practices of the Borrower or the Guarantor; and

           (c) any event, circumstance or condition that has resulted, or has a reasonable possibility of resulting, in either a material adverse change or a material adverse effect with respect to the Borrower or the Guarantor.

     10.   Miscellaneous.
           -------------

     10.1  Payment of Expenses. Guarantor agrees to pay for all reasonable out-
           -------------------
of-pocket costs and expenses of Lender arising in connection with the negotiation of, entering into, administration and enforcement of, or preservation of rights under this Guaranty (including, without limitation, attorneys' fees and expenses of counsel for Lender).

     10.2  Modification. This Guaranty may be modified only by an instrument in
           ------------
writing signed by the party against whom enforcement of the modification is sought.

     10.3  Governing Law. This Guaranty shall be governed by and construed in
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accordance with the laws of the State of Illinois without reference to conflicts of law rules. Accordingly, in all respects, including, without limitation, matters of construction, validity, enforceability and performance, this

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Agreement, the Note and the other Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the state of Illinois applicable to contracts made and performed in such state, and any applicable law of the United States of America. Except as provided in the immediately preceding sentence, Guarantor hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than Illinois governs this Agreement, the Note and the other Loan Documents.

     10.4  Notices. All notices, requests and demands to or upon the respective
           -------
parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) days after deposit in the mail, first class postage prepaid, or in the case of transmission by telecopier, when confirmation of receipt is obtained, to the Lender at the address set forth below, and to the Guarantor at the address set forth on the signature page hereof (or to such other address as the parties hereto may notify to one another from time to time):

               Heller Financial Leasing, Inc.
               Commercial Equipment Finance Group
               500 West Monroe Street
               Chicago, Illinois 60661
               Attn: Portfolio Manager

     10.5  Cumulative Rights of and No Waiver by Lender. Lender's rights,
           --------------------------------------------
powers, privileges and remedies under this Guaranty or applicable law are cumulative and not exclusive and shall not be waived, precluded or limited by any failure or delay in the exercise thereof or by Lender's exercise, or partial exercise, of any thereof or by any course of dealing between Guarantor and Lender. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in similar or other circumstance or constitute a waiver of the right of Lender to any other or further action in any circumstance without notice or demand.

     10.6  Guarantor's Waiver of Claims. Until such time as the Obligations have
           ----------------------------
been paid in full and no Person who shall have made payment on the Obligations, directly or indirectly, shall commence or have commenced against it as debtor any bankruptcy or insolvency proceeding for a period of one hundred (100) days following such payment, Guarantor hereby irrevocably waives, relinquishes and agrees not to assert any "claim" (as defined in 11 U.S.C. Section 101), including, without limitation, any right or claim of subrogation, payment, indemnification or reimbursement, that Guarantor may now or hereafter may have against any Borrower under any Loan Document or against any other security held by or available to Lender for any Obligations or the payment thereof because, arising out, or on account of any payments or transfers made by Guarantor, or any payment or transfer which Guarantor agreed to or is obligated to make, for any reason, whether any such right or claim is reduced to

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judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     10.7  Securitization. Lender may pool the Loan in a securitization (the
           --------------
"Securitization") with any or all other loans which may include sales to one or more of its affiliates or third parties who will acquire such loans with the proceeds of bonds or other securities sold to one or more investors. Alternatively, Lender may sell or transfer such loans as whole loans in any other manner. Guarantor acknowledges and agrees that the Loan guaranteed hereby may be pooled together with loans made by Lender to other borrowers. Lender reserves the right, in its sole and absolute discretion, to pool the Loan guaranteed hereby (including the pooling of the Loan in connection with a securitization) together with any other loans to other borrowers in any combination.

     10.8  Time is of the Essence. For any payments to be made and obligations
           ----------------------
to be performed under this Guaranty, time is of the essence.

     10.9  Binding Effect, Assignment, Benefit of Agreement; Severability. This
           --------------------------------------------------------------
Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns, including without limitation any holder or assignee from time to time of the Loan Documents. Without limiting the foregoing, (i) this Guaranty is freely assignable, in whole or in part, from time to time, by Lender, (ii) is not assignable by Guarantor without the prior written consent of Lender, which consent may be withheld or delayed by Lender in its sole discretion; and (iii) the provisions of Section 10.6 also shall be for the benefit of and may be enforced by Borrower. Whenever possible this Guaranty and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

     10.10 Survival. The provisions of Sections 6 and 10.6 shall survive the
           --------
termination and cancellation of this Guaranty and, after cancellation and return to Guarantor, a photocopy hereof may be submitted as evidence of such surviving obligations. Nothing herein shall preclude Lender from establishing such obligations by other means.

     10.11 Loan Documents. Guarantor acknowledges receipt of a copy, as
           --------------
executed, of the Loan Documents of the Borrower.

     10.12 Descriptive Headings. The descriptive headings used in this Guaranty
           --------------------
are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

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     10.13 Joint and Several Obligation. In the event that Guarantor consists of
           ----------------------------
more than one party, then each of such parties acknowledges and agrees that all obligations of Guarantor hereunder shall be joint and several, and all references to Guarantor hereunder shall be deemed to refer to each of such parties comprising Guarantor both individually and collectively with the other such party.

     10.14 ILLINOIS JURISDICTION AND VENUE. EACH OF THE GUARANTORS HEREBY
           -------------------------------
IRREVOCABLY AND UNCONDITIONALLY (TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW):
(A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF ILLINOIS; (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY SERVICE UPON GUARANTOR OR ITS REGISTERED AGENT.

                            _______________________
                            Guarantor's Initials

     10.15 WAIVERS. THIS GUARANTY CONTAINS WAIVERS OF VARIOUS RIGHTS, INCLUDING
           -------
(WITHOUT LIMITATION) WAIVERS OF RIGHTS OF JURY TRIAL AND APPRAISAL AS SET FORTH ABOVE. EACH OF THE GUARANTORS HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS SET FORTH IN THIS GUARANTY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; GUARANTOR FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER TO MAKE THE LOAN TO BORROWER AND THAT LENDER WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH WAIVERS.

     IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty as of the date first written above.

                                           GUARANTOR:
                                           SIZZLER INTERNATIONAL, INC.,
                                           a Delaware corporation


                                           By:  _______________________________
                                                Name: _________________________
                                                Its:  _________________________



                                           Guarantor Notice Address:

                                           6101 W. Centinela Avenue
                                           Culver City, CA 90230
                                           Attn: Beth Arnold

                                  SCHEDULE 1

                            (Borrower information)

     NOTE TO GUARANTOR: IF ANY OF THE FOLLOWING INFORMATION IS NOT CORRECT OR COMPLETE, PLEASE MAKE APPROPRIATE CHANGES OR ADDITIONS IN THE APPROPRIATE PLACES ON THIS SCHEDULE.

   Borrower Name                          Borrower  Address                Relationship of Guarantor to
   -------------                          -----------------                ----------------------------
                                                                           Borrower
                                                                           -------
   Sizzler USA, Inc.,                     6101 W. Centinela Avenue         Parent corporation
   a Delaware corporation                 Culver City, CA 90230

   Sizzler USA Restaurants, Inc.,         6101 W. Centinela Avenue         Parent corporation
   a Delaware corporation                 Culver City, CA 90230

   Sizzler USA Real Property, Inc.,       6101 W. Centinela Avenue         Parent corporation
   a Delaware corporation                 Culver City, CA 90230

                                  SCHEDULE 2

                              (Loan information)

     NOTE TO GUARANTOR: IF ANY OF THE FOLLOWING INFORMATION IS NOT CORRECT OR COMPLETE, PLEASE MAKE APPROPRIATE CHANGES OR ADDITIONS IN THE APPROPRIATE PLACES ON THIS SCHEDULE. ALL REFERENCES TO PROMISSORY NOTE(S) ARE TO THE PROMISSORY NOTE(S) DATED AS OF THE DATE HEREOF BY BORROWER IN FAVOR OF LENDER HAVING ON ITS OR THEIR FIRST PAGE THE AMOUNT OF NOTE APPEARING BELOW. THERE IS A SEPARATE PROMISSORY NOTE FOR EACH SUCH NUMBER. BY EXECUTING THIS GUARANTY, GUARANTOR HEREBY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED EACH SUCH PROMISSORY NOTE AND IS FULLY AWARE OF THE DOLLAR AMOUNT AND NATURE OF THE OBLIGATIONS GUARANTEED BY THIS GUARANTY.

     LOAN AND SECURITY AGREEMENT dated as of December __, 2000 by and between HELLER FINANCIAL LEASING, INC. and SIZZLER USA, INC., a Delaware corporation, SIZZLER USA RESTAURANTS, INC., a Delaware corporation and SIZZLER USA REAL PROPERTY, INC., a Delaware corporation, in the aggregate amount of up to $10,000,000.00 as evidenced by the following notes:

                                      Amount of Note
                                      --------------
                                      $ 5,000,000.00

                                      $ 5,000,000.00